--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 14, 2005


                                 MORGAN STANLEY
             (Exact name of registrant as specified in its charter)


 Delaware                              1-11758                36-3145972

 (State or other jurisdiction          (Commission           (IRS Employer
 of incorporation)                     File Number)          Identification No.)


                    1585 Broadway, New York, New York 10036
          (Address of principal executive offices including zip code)

       Registrant's telephone number, including area code: (212) 761-4000

                                 Not Applicable
         (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 9.01(c).  Exhibits

8-b Tax Opinion of Davis Polk & Wardwell, dated January 14, 2005, relating to the registrant's Redeemable Equity-Linked Alternative Yield Securities(sm) ("RELAYS(sm)") due January 15, 2009, Based on the Value of the S&P 500(R) Index and the Dow Jones EURO STOXX 50(sm) Index as described in Pricing Supplement No. 15 dated January 14, 2005 to the Prospectus Supplement dated November 10, 2004 and the Prospectus dated November 10, 2004 related to Registration Statement No. 333-117752.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          MORGAN STANLEY
                                          Registrant



                                          /s/ Martin M. Cohen
                                          --------------------------------------
                                          Name:  Martin M. Cohen
                                          Title: Assistant Secretary and Counsel


Date:  January 19, 2005

                               Index to Exhibits


Exhibit No.                       Description

8-b Tax Opinion of Davis Polk & Wardwell, dated January 14, 2005, relating to the registrant's Redeemable Equity-Linked Alternative Yield Securities(sm) ("RELAYS(sm)") due January 15, 2009, Based on the Value of the S&P 500(R) Index and the Dow Jones EURO STOXX 50(sm) Index as described in Pricing Supplement No. 15 dated January 14, 2005 to the Prospectus Supplement dated November 10, 2004 and the Prospectus dated November 10, 2004 related to Registration Statement No. 333-117752.